UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

Fauquier Bankshares, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	000-25805	54-1288193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Courthouse Square, Warrenton, Virginia	20186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 347-2700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par value $3.13 per share	FBSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the pending merger (the “Merger”) of Fauquier Bankshares, Inc. (the “Company”) and Virginia National Bankshares Corporation (“Virginia National”), in which the Company will merge with and into Virginia National with Virginia National surviving the Merger, on March 25, 2021 the Compensation Committee (the “Committee”) of the Board of Directors of Fauquier Bankshares, Inc. (the “Company”) approved the termination of the Company’s Stock Incentive Plan and the Company’s Amended and Restated Stock Incentive Plan effective as of the effective time of the Merger.

Also on March 25, 2021, in connection with the Merger, the Committee approved the unilateral termination of the Supplemental Executive Retirement Plan Agreement for Chip S. Register, the Company’s Executive Vice President and Chief Operating Officer, the Supplemental Executive Retirement Plan Agreement for Christine E. Headly, the Company’s Executive Vice President and Chief Financial Officer, and the Amendment and Restated Fauquier Bankshares, Inc. Supplemental Executive Retirement Plan, including the participation agreement for Marc J. Bogan, the Company’s President and Chief Executive Officer. In connection with these terminations, and the liquidation and settlement of each participant’s benefits under the terminated supplemental executive retirement plans, the Company will pay to Mr. Bogan, Ms. Headly, and Mr. Register the following lump sum amounts prior to the effective time of the Merger: Mr. Bogan - $1,850,000 (which is subject to reduction under Section 280G of the Internal Revenue Code); Ms. Headly - $150,000; and Mr. Register - $150,000. These lump sum payments may be reduced for any applicable tax withholdings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.

Date: March 31, 2021	By:	/s/ Marc J. Bogan
Marc J. Bogan
President and Chief Executive Officer